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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 3, 2001





                                OLIN CORPORATION

             (Exact name of registrant as specified in its charter)

            Virginia                  1-1070                  13-1872319
(State or Other Jurisdiction  (Commission File Number)       (IRS Employer
       of Incorporation)                                   Identification No.)

                P.O. Box 4500, 501 Merritt 7,                  06856-4500
                     Norwalk, Connecticut                      (Zip Code)
           (Address of principal executive offices)

                                  (203) 750-3000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.   Other Events.
          -------------

     Attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, and 99.7 and
incorporated herein by reference, are copies of documents related to the Sunbelt Chlor Alkali Partnership between Olin Sunbelt, Inc., wholly-owned by the Corporation, and 1997 Chloralkali Venture Inc., wholly-owned by the Geon Company, now known as PolyOne Corporation.

     In the nine months ended September 30, 2001, the chlorine and caustic soda produced by our Sunbelt joint venture accounted for approximately 12% of our total production of these products. The Guarantee Agreement relates to Olin's guarantee of $97.5 million of Sunbelt's obligations under the Note Purchase Agreement.

Item 7.  Exhibits.
         ---------

     Exhibit No.                     Exhibit
     -----------                     -------

        99.1 Partnership Agreement between Olin Sunbelt, Inc. and 1997 Chloralkali Venture Inc. dated August 23,1996.

        99.2 Amendment to Partnership Agreement between Olin Sunbelt, Inc. and 1997 Chloralkali Venture Inc. dated December 23, 1997.

        99.3 Amendment to Partnership Agreement between Olin Sunbelt, Inc and 1997 Chloralkali Venture Inc. dated December 23, 1997.

        99.4 Amendment to Partnership Agreement between Olin Sunbelt, Inc. and 1997 Chloralkali Venture Inc. dated April 30, 1998.

        99.5 Note Purchase Agreement dated December 22, 1997 between the Sunbelt Chlor Alkali Partnership and the Purchasers named therein.

        99.6 Guarantee Agreement dated December 22, 1997, between Olin and the Purchasers named therein.

        99.7 Subordination Agreement dated December 22, 1997, between Olin and the Subordinated Parties named therein.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OLIN CORPORATION

                                         By:      /s/ Johnnie M. Jackson, Jr.
                                             -----------------------------------
                                             Name:  Johnnie M. Jackson, Jr.
                                             Title: Vice President, General
                                                    Counsel and Secretary

Date:  December 3, 2001


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                                  EXHIBIT INDEX

     Exhibit No.                  Exhibit
     -----------                  -------

        99.1 Partnership Agreement between Olin Sunbelt, Inc. and 1997 Chloralkali Venture Inc. dated August 23,1996.

        99.2 Amendment to Partnership Agreement between Olin Sunbelt, Inc. and 1997 Chloralkali Venture Inc. dated December 23, 1997.

        99.3 Amendment to Partnership Agreement between Olin Sunbelt, Inc. and 1997 Chloralkali Venture Inc. dated December 23, 1997.

        99.4 Amendment to Partnership Agreement between Olin Sunbelt, Inc. and 1997 Chloralkali Venture Inc. dated April 30, 1998.

        99.5 Note Purchase Agreement dated December 22, 1997 between the Sunbelt Chlor Alkali Partnership and the Purchasers named therein.

        99.6 Guarantee Agreement dated December 22, 1997, between Olin and the Purchasers named therein.

        99.7 Subordination Agreement dated December 22, 1997, between Olin and the Subordinated Parties named therein.